UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 26, 2015

MARKWEST ENERGY PARTNERS, L.P.

(Exact name of registrant as specified in its charter)

Delaware	001-31239	27-0005456
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation or organization)		Identification Number)

1515 Arapahoe Street, Tower 1, Suite 1600

Denver CO 80202

(Address of principal executive offices)

Registrant’s telephone number, including area code: 303-925-9200

Not Applicable.

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written Communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-Commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-Commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01. Entry into a Material Agreement.

On February 26, 2015, MarkWest Energy Partners, L.P. (the “Partnership”), entered into an underwriting agreement (the “Underwriting Agreement”), by and among the Partnership, its wholly-owned subsidiary MarkWest Energy Finance Corporation (“Finance Corp.” and, together with the Partnership, the “Issuers”), certain wholly owned subsidiaries of the Partnership named therein (the “Subsidiary Guarantors” and, together with the Issuers, the “MarkWest Entities”) and Barclays Capital Inc., as the representative of the several underwriters named in the Underwriting Agreement, with respect to the issuance and sale in an underwritten public offering (the “Offering”) of an additional $650,000,000 in aggregate principal amount of the Issuers’ 4.875% senior unsecured notes due 2024 (the “Notes”).  The Notes to be sold in the Offering were registered under the Securities Act of 1933, as amended (the “Securities Act”), pursuant to a registration statement on Form S-3 (File No. 333-184605).

The Underwriting Agreement contains customary representations, warranties and agreements by the MarkWest Entities to the underwriters for certain liabilities under the Securities Act.

Certain of the underwriters and their affiliates have performed investment banking, commercial banking and advisory services for the Partnership and its affiliates from time to time for which the underwriters have received customary fees and expenses. The underwriters and their affiliates may, from time to time in the future, engage in transactions with and perform services for the Partnership and its affiliates in the ordinary course of business. Affiliates of each of the underwriters are lenders under the Partnership’s revolving credit facility and accordingly will receive a portion of the proceeds from the Offering in connection with the repayment of borrowings thereunder.

The foregoing description is a brief summary of the Underwriting Agreement and does not purport to be a complete statement of the parties’ rights and obligations under the Underwriting Agreement. The foregoing description is qualified in its entirety by reference to the full text of the Underwriting Agreement, a copy of which is filed as Exhibit 1.1 to this Current Report on Form 8-K and is incorporated by reference herein.

ITEM 7.01. Regulation FD Disclosure

On February 26, 2015, the Partnership issued a press release announcing the Offering and a press release announcing the pricing of the Offering. On March 3, 2015, the Partnership issued a press release announcing the completion of the Offering. Copies of the press releases are furnished as Exhibit 99.1, Exhibit 99.2 and Exhibit 99.3, respectively, hereto.

The information contained in this Item 7.01 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

ITEM 9.01.  Financial Statements and Exhibits.

(d)         Exhibits.

Exhibit No.	Description of Exhibit
1.1

Underwriting Agreement, dated as of February 26, 2015, by and among MarkWest Energy Partners, L.P., MarkWest Energy Finance Corporation, the Subsidiary Guarantors named therein and Barclays Capital Inc., as the representative of the several underwriters.

5.1	Opinion of Vinson & Elkins L.L.P.

23.1	Consent of Vinson & Elkins L.L.P. (included in Exhibit 5.1).

99.1	Press release dated February 26, 2015, announcing the offering of the Notes.

99.2	Press release dated February 26, 2015, announcing the pricing of the Notes.

99.3	Press release dated March 3, 2015, announcing the completion of the offering of the Notes.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

MARKWEST ENERGY PARTNERS, L.P.
(Registrant)

	By:	MarkWest Energy GP, L.L.C.,
Its General Partner

	By:	/s/ NANCY K. BUESE
Nancy K. Buese
Executive Vice President and Chief Financial Officer

Date: March 3, 2015